                                                     Registration Number 2-14290

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                /X/

     Post-Effective Amendment No. 57                                   /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 57                                                  /X/

                        Mairs and Power Growth Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)


                       W1520 First National Bank Building
                              332 Minnesota Street
                             St. Paul, MN 55101-1363
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, Including Area Code: (651) 222-8478


                         George A. Mairs, III, President
                       W1520 First National Bank Building
                              332 Minnesota Street
                             St. Paul, MN 55101-1363
                     (Name and Address of Agent for Service)

                                 with copies to:
                         Christopher C. Cleveland, Esq.
                             Briggs and Morgan, P.A.
                                 2400 IDS Center
                              Minneapolis, MN 55402


It is proposed that this filing will become effective (check appropriate box)

/ /  immediately upon filing pursuant to paragraph (b)
/X/  on April 26, 2004 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 MAIRS AND POWER
                                GROWTH FUND, INC.

PROSPECTUS
April 26, 2004

PRIVACY POLICY ENCLOSED

W1520 FIRST NATIONAL BANK BLDG.
332 MINNESOTA STREET
ST. PAUL, MN  55101-1363
1-800-304-7404

OBJECTIVE
The objective of the Fund is to provide shareholders with a diversified holding of common stocks which have the potential for above-average long-term appreciation.

ADDITIONAL INFORMATION ABOUT THE FUND
This Prospectus, which should be kept for future reference, is designed to set forth the information you should know before you invest. A "Statement of Additional Information" dated April 26, 2004, contains more information about the Fund and has been filed with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus. You may obtain a copy of the Statement without charge, by writing to the Fund or by calling our Customer Service Department at 1-800-304-7404.

FEES AND EXPENSES
The Fund is offered on a no-load basis, which means that you pay no sales charge for the purchase or sale of Fund shares and no 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management and administrative services, which are included in annual fund operating expenses.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

Risk/Return Summary                                                            1

   Investment Objective/Goals                                                  1

   Principal Investment Strategies                                             1

Principal Risks of Investing in the Fund                                       1

Risk/Return Bar Chart and Table                                                2

Fees and Expenses of the Fund                                                  4

Investment Objective and Policies and Related Risks                            5

Management's Discussion of Fund Performance                                    6

Comparison Chart (Fund, S & P 500 Index and Consumer Price Index)              7

Management of the Fund                                                         8

Types of Accounts                                                              8

Determining Net Asset Value Per Share                                          9

Purchasing Shares                                                             10

   Wiring Instructions                                                        11

Redeeming Shares                                                              12

   Signature Guarantee Instructions                                           13

Exchanging Shares                                                             14

Transferring Registration                                                     14

Income Dividends and Capital Gain Distributions                               15

Taxes                                                                         15

Other Shareholder Services                                                    16

Condensed Financial Information                                               18

Privacy Policy                                                                19

Officers and Directors                                                        20

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE/GOALS

The objective of the Fund is to provide shareholders with a diversified holding of common stocks which have the potential for above-average long-term appreciation.

PRINCIPAL INVESTMENT STRATEGIES

We expect that common stocks will continue to be the primary emphasis in the portfolio. Preference is given to holdings in high quality companies characterized by:

-  Earnings that are reasonably predictable.

-  Return on equity that is above average.

-  Market dominance.

-  Financial strength.

Because we recognize that smaller capitalization companies provide somewhat higher returns over longer time frames, some emphasis is placed on small to medium sized companies, generally located in the Upper Midwest region. These companies may be underowned by institutional investors.

The Fund seeks to:

-  Keep its assets reasonably fully invested at all times.

-  Maintain modest portfolio turnover rates.

PRINCIPAL RISKS OF INVESTING IN THE FUND

All investments have risks. Although the Fund cannot eliminate all risk, it seeks to moderate risk by investing in a diversified portfolio of equity securities. The Fund is designed for long-term investors. Shareholders should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective.

Risks of investing in the Fund include:

- Adverse market conditions (the chance that stock prices in general will fall, sometimes suddenly and sharply).

- Volatility in the market prices of equity securities, which are generally subject to greater price fluctuations than prices of fixed income securities, such as bonds and other debt obligations.

-  Fluctuation in equity prices over the short-term due to:
   -  changing market conditions,
   -  interest rate fluctuations, and
   -  various economic and political factors.

-  Loss of money is a risk of investing in the Fund.

RISK/RETURN BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Mairs and Power Growth Fund. The bar chart shows changes in the Fund's performance from year to year over a 10-year period.

[CHART]

1994          5.63%
1995         49.32%
1996         26.40%
1997         28.65%
1998          9.37%
1999          7.16%
2000         26.48%
2001          6.48%
2002         -8.12%
2003         26.33%

          HIGHEST AND LOWEST CALENDAR QUARTERS (FOR THE PAST 10 YEARS)

       Highest Quarter   2nd Quarter, 1997:   + 19.03%
       Lowest Quarter    3rd Quarter, 1998:   - 13.15%

                          AVERAGE ANNUAL TOTAL RETURNS
                      (FOR PERIODS ENDED DECEMBER 31, 2003)

The table shows how the Fund's average annual returns before and after taxes for one, five and ten years compare to those of the S & P 500.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

MAIRS AND POWER GROWTH FUND
(For the periods ended December 31, 2003)

                                                              1 YEAR   5 YEARS   10 YEARS
                                                              ------   -------   --------
Return Before Taxes                                           +26.33%   +10.87%    +16.73%

Return After Taxes on Distributions                           +25.92%    +9.67%    +15.54%
(assumes you hold the fund shares at the end of the period;
no taxable gain or loss on investment)

Return After Taxes on Distributions and Sale of Fund          +17.63%    +8.93%    +14.51%
Shares  (assumes shares purchased at beginning and sold
at the end of the period)

S & P 500(1)                                                  +28.69%    -0.57%    +11.07%
(reflects no deduction for fees, expenses or taxes)

    (1) The S & P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, broadbased unmanaged index of U.S. common stock prices.

FEES AND EXPENSES OF THE FUND

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Sales charge (load) imposed on purchases                                        None
     Deferred sales charge (load)                                                    None
     Sales charge (load) imposed on reinvested dividends and other distributions     None
     Redemption fee                                                                  None
     Exchange fee                                                                    None

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     Management fees                                                                 0.60%
     Distribution (12b-1) fees                                                       None
     Other expenses (transfer agent, custodian, accounting, legal, audit, etc )      0.15%
                                                                                    -----
     Total Annual Fund Operating Expenses                                            0.75%

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that :
- You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
-  Your investment has a 5% return each year.
-  All dividends and capital gain distributions are reinvested.
-  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR        3 YEAR        5 YEAR        10 YEAR
             -------------------------------------------------
             $   77        $  241        $  418        $   933

You would pay the following expenses if you did not redeem your shares:

             1 YEAR        3 YEAR        5 YEAR        10 YEAR
             -------------------------------------------------
             $   77        $  241        $  418        $   933

Although these examples are based on actual expenses in the most recent year, they should not be considered a representation of past or future expenses because actual expenses in future years may be greater or less than those shown. Federal securities regulations require the example to assume an annual rate of return of 5%, but the actual return for the Fund may be more or less than 5%. These examples are for comparison only.

INVESTMENT OBJECTIVE AND POLICIES AND RELATED RISKS

This section takes a closer look at the investment objective and policies of the Fund and certain risks of investing in the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The objective of the Fund is to provide shareholders with a diversified holding of common stocks which have the potential for above-average long-term appreciation.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

The Fund intends to achieve its investment objective by giving preference to holdings in high quality companies. The companies in which the Fund seeks to invest generally have the following characteristics:

-  Reasonably predictable earnings.
-  Above average return on equity.
-  Market dominance.
-  Financial strength.

Because we recognize that smaller capitalization companies provide somewhat higher returns over longer time frames, some emphasis is placed on small to medium sized companies, generally located in our Upper Midwest region. These companies may be underowned by institutional investors.

Our strategy is to purchase quality growth stocks at reasonable valuation levels. The intention is to hold these issues for relatively long periods of time to allow the power of compounding to build wealth for our shareholders. However, sales are made from time to time in response to such factors as changing fundamentals and excessive valuation.

Assets in the Fund will be reasonably fully invested at all times. Cash equivalent investments (money market funds and other short-term investments) may be held from time to time to provide liquidity to meet redemptions, act as a reserve for future purchases and to better enable the Fund to achieve its objective. Portfolio turnover is expected to be low when compared to other mutual funds. The Fund's portfolio turnover rates for the periods ending December 31, 2003, 2002 and 2001 were 2.41%, 1.25% and 7.91%, respectively.
During periods of changing economic, market and political conditions, there may be more portfolio changes than in more stable periods. A higher turnover rate could result in the realization of higher capital gains and losses.

A detailed description of the Fund's investment limitations is contained in the Statement of Additional Information. Such limitations are fundamental policies, which means they cannot be changed without the approval of a majority of the Fund's shareholders, as defined in the Statement of Additional Information. It is expected that the Fund will not invest in oil, gas or other mineral leases and real estate limited partnership interests.

RISKS
All investments have risks. Although the Fund cannot eliminate all risk, it seeks to moderate risk by investing in a diversified portfolio. Long-term investors, for whom the Fund is designed, should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective. Loss of money is a risk of investing in the Fund.

MARKET CONDITIONS
The Fund is subject to the general risk of adverse market conditions for equity securities. The market prices of equity securities are generally subject to greater risk than prices of fixed income securities, such as bonds and other debt obligations. Although equity securities have historically demonstrated long-term increases in value, their prices may fluctuate markedly over the short-term due to changing market conditions, interest rate fluctuations and various economic and political factors.

FUND MANAGEMENT
The Fund's performance depends on the active management by the investment adviser, Mairs and Power, Inc., in selecting and maintaining a portfolio of securities which will achieve the Fund's investment objective. The Fund could underperform compared to other Funds having similar investment objectives.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

2003 IN REVIEW

In 2003, the Mairs and Power Growth Fund recorded a return of 26.3%, which compares with returns of 28.7% for the Standard & Poor's 500 Stock Index and 28.3% for the Dow Jones Industrial Average. In periods of a very strong market advance such as 2003, the Fund tends to modestly underperform market indexes because we maintain a lower risk profile. Gains from our best performing issues were Corning (215%), MTS Systems (92%), eFunds (91%), SuperValu (73%), and St. Jude Medical (55%). Our investment style emphasizes long-term holdings and our portfolio turnover rate in 2003 was 2.4% which is extremely low and compares with an average of 55% for all stock funds. For the past three year period, our average annual turnover rate was 3.9%. Therefore, we avoid burdening our taxable shareholders with large capital gain distributions and this in turn characterizes us as a tax-efficient fund. This has been a long-standing feature of the Fund. The expense ratio was .75% compared with the average 1.5% for all domestic stock funds.

The Fund is characterized as a Multi-Cap Fund because all the capitalization sizes are represented in the portfolio. Currently, 57% of the portfolio stocks are large capitalization, 35% are mid capitalization and 8% are small capitalization. We have the flexibility to utilize all three and this has been a major factor in producing superior long-term performance. Our five year average annual return of 10.9% compares very favorably with 4.5% for the Dow Jones Industrial Average and -0.6% for the Standard & Poor's 500 Stock Index. This strong relative performance reflects our long-standing concern for realistic stock valuations and our emphasis on well established companies with dominant market shares and growing franchises within their respective industries.

The two largest industry sectors in the portfolio are Health Care (20%) and Financial Services (16%). Health Care will continue to benefit from strong demographic trends due to the aging population in both the U.S. and other industrialized countries. The companies in this group have a strong commitment to research and product development, which should ensure future growth trends. Financial Services should benefit from a strengthening economy as well as continuing steady growth in personal income. We believe the portfolio is well structured to capitalize on the trends we see unfolding in 2004.

        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE FUND,
                 S & P 500 INDEX AND CONSUMER PRICE INDEX (CPI)

[CHART]

         1993    1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
Fund       10   10.56   15.77   19.94   25.65   28.05   30.06   38.02   40.48   37.20   46.99
S & P      10   10.13   13.93   17.13   22.86   29.42   35.61   32.36   28.51   22.21   28.58
CPI        10   10.27   10.53   10.87   11.06   11.24   11.54   11.93   12.12   12.41   12.65

 AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES (FOR PERIODS ENDED DECEMBER 31, 2003)

                                     1 YEAR    5 YEARS   10 YEARS
     ------------------------------------------------------------
     Mairs and Power Growth Fund    + 26.33%    +10.87%    +16.73%

     PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. PLEASE NOTE THAT THE ABOVE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MANAGEMENT OF THE FUND

The Board of Directors has overall responsibility for the Fund. The Fund employs Mairs and Power, Inc. as its investment adviser to manage the Fund's investment portfolio and certain other business affairs. Mairs and Power, Inc. is compensated each month by the Fund. The management fee is computed at an annual rate of 0.60% based upon the Fund's average daily net assets. Mairs and Power, Inc. has managed mutual funds since 1958 and has provided investment counsel services since 1931. Mairs and Power, Inc. is located at W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101-1363.

George A. Mairs, III, Chairman of Mairs and Power, Inc. is primarily responsible for the day-to-day management of the Fund's portfolio. This will change on June 14, 2004 when Mr. Mairs resigns as officer and portfolio manager and William B. Frels, co-manager of the Fund since 1999, takes over the full responsibility for the day-to-day management of the Fund's portfolio. Mr. Frels, the manager of the Mairs and Power Balanced Fund , has been an officer and director of Mairs and Power, Inc. since 1992 and currently is President and Treasurer. Mr. Mairs has been an officer and director of Mairs and Power, Inc. since 1961 and following his resignation as officer and portfolio manager of the Fund will continue in his position as Chairman and will remain an active member of the firm's investment committee.

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 acts as custodian for the Fund. U.S. Bank controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payments for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services. U.S. Bank is not affiliated with the Fund or investment adviser.

U.S. Bancorp Fund Services, LLC, a wholly owned subsidiary of U.S. Bancorp, serves as the Fund's transfer agent and dividend disbursing agent.

The Fund has adopted a Code of Ethics that restricts personal investing practices by the adviser's employees. The Code of Ethics is designed to ensure that the interests of the Fund's shareholders come before the interests of the adviser who manages the Fund. The Code of Ethics is on file with the SEC.

TYPES OF ACCOUNTS

The Fund offers several different types of accounts.

FORM TO USE:                 TO ESTABLISH THE FOLLOWING TYPES OF ACCOUNTS:
-------------------------------------------------------------------------------------------
Purchase Application Form    -  Accounts for one or more people (single or joint accounts).
                             -  Accounts for minor children (UGMA/UTMA - Uniform
                                Gifts/Transfers to Minors Act). Age of majority and other
                                requirements are set by state law.
                             -  Trust Accounts. These accounts require pages of the trust document which name the individuals authorized to act.
                             -  Retirement Accounts where U.S. Bank, N.A. is not the
                                custodian or trustee.
                             -  Accounts opened for an organization such as a corporation, partnership or other entity. These accounts require a
                                corporate resolution or other document to name the
                                individuals authorized to act.

FORM TO USE:                 TO ESTABLISH THE FOLLOWING TYPES OF ACCOUNTS:
-------------------------------------------------------------------------------------------
IRA Application Form         -  Traditional IRA.
                             -  Roth IRA.
                             -  SEP-IRA (Simplified Employee Pension Plan Account).
                             -  SIMPLE IRA (Savings Incentive Match Plan for Employees
                                Account).
CESA Application Form        -  CESA (Coverdell Education Savings Account - formerly known as "Education IRA")

U.S. Bank, N.A. is the custodian and trustee for the above retirement and CESA accounts. There is a $15.00 annual custodial fee per account (up to a maximum of two accounts) for these types of retirement accounts. This fee will be automatically charged to your account(s) if not received by the announced due date, usually the last week of September. For further information on retirement and CESA accounts, please ask for the Individual Retirement Account Disclosure Statement & Custodial Account Agreement. You may also call Customer Service at 1-800-304-7404 to ask questions about investing for retirement.

DETERMINING NET ASSET VALUE PER SHARE

The Fund's share price, also called its net asset value or NAV, is calculated once daily, after the close of trading on the New York Stock Exchange (the "Exchange"), generally 3:00 p.m., Central Time, on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                    Total Assets - Liabilities
Net Asset Value = ------------------------------
                   Number of Shares Outstanding

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of the security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. For securities where quotations are not readily available where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the adviser, Mairs and Power, Inc. and the Fund's Board of Directors.

PURCHASING SHARES

You may purchase shares of the Fund directly through the Fund's transfer agent, U.S. Bancorp Fund Services, LLC. The price you pay per share will be the NAV computed after the close of trading on the Exchange, generally 3:00 p.m. Central Time. (SEE "DETERMINING NET ASSET VALUE PER SHARE" ON PAGE 9.) Your purchase will have no sales charge or marketing fees included in the price of the Fund shares. Purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Purchase orders received after the close of trading on a day the Exchange is open for trading will be valued as of the close of trading on the next day the Exchange is open.

The Fund cannot accept purchase applications:
- that request a particular day or price for your transaction or any other special conditions;
- that omit your social security number or tax identification number, or that do not include a certified social security or tax identification number;
- that omit additional information required by the USA PATRIOT Act (see page 11 for details).

An initial purchase must be for at least $2,500 ($1,000 for an IRA account) and each subsequent purchase must be for at least $100, although the Fund reserves the right to waive or change these minimums at its discretion. All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless accompanied by payment in U.S. funds. When adding to an existing account, mail your check with the "Invest by Mail" form detached from your confirmation statement.

Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to "Mairs and Power Growth Fund". The Fund will not accept payment in cash, or cash equivalent instruments, such as money orders, cashier's or bank checks, or checks drawn against a line of credit as investments. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveller's checks or starter checks for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled.

The Fund reserves the right to reject applications for the following reasons:
-  Applications received without payment.
- If your payment is made by check that does not clear, your purchase will be canceled. A $25 fee will be charged by the transfer agent against your account for any payment check returned for insufficient funds. If any loss is sustained by the Fund, this loss will also be charged against your account.
-  Applications that would be considered disadvantageous to shareholders.
-  Individuals who previously tried to purchase shares with a bad check.
- Applications that omit information required to verify a shareholder's identity under the USA PATRIOT Act.

The Fund and its agents reserve the right to cancel or rescind any purchase if they believe:
- An account has engaged in market timing, excessive trading or fraud. Notice will be given to the shareholder within five business days of the trade to freeze the account and temporarily suspend services. The Fund is intended for long-term investors. Market timing or excessive trading may be disruptive to the Fund and harmful to existing shareholders.

- Notice has been received of a dispute between the registered or beneficial account owners.
-  There is reason to believe that the transaction is fraudulent.
-  Instructions are received and are believed not to be genuine.

Stock certificates will not ordinarily be issued to you unless you make a request for a certificate in writing. The Fund will invest the entire dollar amount of your purchase order in full and fractional shares. Income dividends and capital gain distributions will be reinvested for you in additional full and fractional shares unless you request that income dividends and/or capital gain distributions are to be paid in cash.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such other services, or receipt at the transfer agent's post office box, of purchase applications does not constitute receipt by the transfer agent or the Fund.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Purchase Application Form, you will be required to supply the Fund with information that will assist the Fund in verifying your identity. This includes your full name, date of birth, permanent street address (that is not a P. O. Box address), and your Social Security Number (or Taxpayer Identification Number). Until such verification is made, the account will not be opened. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy notice on page 19.

                               WIRING INSTRUCTIONS

You should use the following instructions when wiring funds for the purchase of Fund shares. IMPORTANT: Prior to wiring any funds, you must notify U.S. Bancorp Fund Services, LLC at 1-800-304-7404 that the wire will be sent and to verify the proper wiring instructions so that the wire is properly applied when received. If you are making an initial investment by wire transfer, you must first complete a new Purchase Application Form and mail it to the Fund. No account services will be established until the complete application has been received by the Fund. IRA and CESA accounts cannot be opened by wire transfer.

WIRE TO:
U.S. Bank, N.A.
ABA Number 075000022

CREDIT TO:
U.S. Bancorp Fund Services, LLC
Account 112-952-137

FURTHER CREDIT:
Mairs and Power Growth Fund, Inc.
[Shareholder Account Number]
[Shareholder Name/Registration]

MAILING ADDRESS
Mairs and Power Growth Fund, Inc.
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

EXPRESS, CERTIFIED OR REGISTERED MAIL
     Mairs and Power Growth Fund, Inc.
     U.S. Bancorp Fund Services, LLC
     615 East Michigan Street
     Milwaukee, WI  53202-5207

REDEEMING SHARES

You may redeem for cash all or a portion of your shares in the Fund by instructing U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, at its office in Milwaukee, Wisconsin.

IMPORTANT NOTE: YOUR INSTRUCTION FOR REDEMPTION MUST BE IN WRITING. THE FUND DOES NOT OFFER REDEMPTIONS VIA THE TELEPHONE OR FAX.

Your shares will be redeemed at the NAV computed after the receipt of an acceptable redemption request by the Fund. The price you receive for your redemption of shares will be the NAV computed after the close of trading on the Exchange on that day, generally 3:00 p.m. Central Time. If your request for redemption of shares is received after the close of trading on that day, your redemption request will be valued as of the close of trading on the next day the Exchange is open. Your redemption request must be in "good order" before your proceeds can be released. This means the following will be required:

- A letter of instruction or a stock assignment signed by all owners of the shares EXACTLY as their names appear in the Fund's shareholder records. You must specify the account number, the number of shares or dollar amount to be redeemed. If certificates have been issued representing shares to be redeemed, they must accompany the letter.

- A guarantee of the signature of each owner for redemption requests greater than $25,000. Redemption requests less than $25,000 do not require a signature guarantee. However, in order to comply with the signature guarantee limitation level, the Fund will not accept multiple redemption requests for less than $25,000 on the same day. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 13.)

- In the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans, other supporting legal documents are required.

- A guarantee of the signature of each owner if the address of record has been changed within the 15 days preceding any redemption. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 13.)

- If your redemption request is from an IRA or other retirement plan, you must indicate on the redemption request whether or not to withhold federal income tax. If you fail to indicate an election not to have tax withheld, you will be subject to withholding.

- If your redemption request includes exchanging shares, see "EXCHANGING SHARES" ON PAGE 14.

If the proceeds of any redemption are requested to be made payable to or sent to an address other than the address of record, the signature(s) on the request must be guaranteed by an eligible signature guarantor. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" PAGE 13.)

If any portion of the shares you are redeeming represent an investment made by check, we may delay the payment of the redemption proceeds until our transfer agent is reasonably satisfied that your check has been collected. This may take up to 12 days from the purchase date.

We will mail your payment to you for the shares you are redeeming typically within one or two business days. The payment will be mailed no later than the seventh business day after the redemption request is received by the transfer agent or within such shorter period as may legally be required. The redemption request must be in good order as stated above. If you wish not to receive your proceeds by mail, the following methods for redemption are also available:

- Proceeds may be received by wire transfer. A $15 wire fee will be applied. If you choose this method, your written request must be signature guaranteed. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" BELOW..)

- Redemption proceeds may also be received by your bank via electronic transfer through the Automated Clearing House ("ACH") network. You can elect this option by writing to the Fund. You must attach a voided check or deposit slip to your written request. If money is moved by ACH transfer, you will not be charged by the Fund's transfer agent for these services. There is a $100 minimum per ACH transfer.

No interest will accrue on amounts represented by uncashed redemption checks.

THE FUND RESERVES THE RIGHT TO CLOSE ANY NON-IRA ACCOUNT IN WHICH THE BALANCE FALLS BELOW THE MINIMUM INITIAL INVESTMENT.

The right of redemption may be suspended or the date of payment may be postponed as follows:

- During weekend or holiday closings, or when trading is restricted as determined by the Securities and Exchange Commission ("SEC").

- During any period when an emergency exists as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to fairly determine the value of its net assets.

-  For such a period as the SEC may permit.

If the post office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the current NAV.

[SIDENOTE]

                        SIGNATURE GUARANTEE INSTRUCTIONS

                      WHERE TO OBTAIN A SIGNATURE GUARANTEE

A signature guarantee must be obtained from an eligible signature guarantor such as a U.S. commercial bank, trust company or a broker who is a member of the New York Stock Exchange.

                      WHEN A SIGNATURE GUARANTEE IS NEEDED

You may need to have your signature guaranteed in certain situations such as:
-  Redeeming an amount greater than $25,000.
- Redeeming shares in your account after changing your address of record in the last 15 days.
- Sending to or making redemption proceeds payable to any person, address or bank account other than that on record.
-  Requesting to wire redemption proceeds.
- Transferring shares from your account to another person or legal entity, or changing the name(s) on your account.
- For joint accounts requiring signature guarantee, each account owner's signature must be separately guaranteed.

THE FUND CANNOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC OR ORGANIZATIONS THAT DO NOT PROVIDE REIMBURSEMENT IN THE CASE OF FRAUD.

In the event of a redemption of shares or an exchange of shares for shares of the Mairs and Power Balanced Fund, the transaction will be treated as a sale of the Fund's shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your federal income tax return.

Once your redemption order is received and accepted by the Fund, you may not revoke or cancel it. The Fund cannot accept redemptions that request a particular day or price for your transaction or any other special conditions. The redemption value may be worth more or less than the price originally paid for the shares and you may realize a gain or loss on redemption.

If you have additional questions regarding the redemption procedure, you should contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC at 1-800-304-7404.

EXCHANGING SHARES

You may exchange shares between the Fund and the Mairs and Power Balanced Fund. An exchange is treated as a redemption and a purchase, and therefore, you may realize a taxable gain or loss. You should obtain and read the current prospectus for the Mairs and Power Balanced Fund before the exchange is made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met.

After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days' advance notice to shareholders.

Your exchange request must be in writing and signed by all registered account holders. You may download an Exchange Request form from the Mairs and Power Funds' website.

TRANSFERRING REGISTRATION

If you request a change in your account registration -- such as changing the name(s) on your account or transferring your shares to another person or legal entity -- you must submit your request in writing. A signature guarantee is required. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 13.) Please call our transfer agent, U.S. Bancorp Fund Services, LLC at 1-800-304-7404 for full instructions.

INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Purchase Application Form. The advantage of reinvesting distributions is that you receive dividends and capital gains on an increasing number of shares. This is known as compounding. A capital gain or loss is the difference between the purchase and sale price of a security.

If you are investing in an account that is not tax deferred, it may be advantageous to buy shares after the Fund makes its capital gain distribution. If you buy shares before the capital gain distribution, it can cost you money in taxes. To avoid this situation, check with the Fund for its capital gain distribution date.

The Fund distributes all of its net investment income to its shareholders in the form of semi-annual dividends. The dividend payments are normally made in June and December. If a capital gain is realized, the Fund will distribute it near year-end in the year in which such gains are realized.

Dividends and capital gains which are not reinvested by you are paid to you by check or transmitted to your bank account via the ACH network. If you elect to have dividends or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. If the post office cannot deliver your check, or if your check remains uncashed for six months, your distribution option will be changed to reinvestment. Your distribution check will be reinvested into your account at the Fund's current NAV. All subsequent distributions will be reinvested in shares of the Fund. No interest will accrue on the amount represented by uncashed distribution checks.

TAXES

The Fund intends to comply, as it did in 2003, with the special provisions of Subchapter M of the Internal Revenue Code that relieve it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

The Fund's distribution of dividends and capital gains, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal and state income taxes. Distributions to individual retirement accounts and qualified retirement plans are generally tax-free.

Distributions of income and net short-term capital gain are generally taxed as ordinary income. Other capital gains are generally taxed as long-term capital gains. The tax treatment of your capital gain distributions depends on how long the Fund held the securities in its portfolio, not how long you have held your shares of the Fund or whether you reinvested your distributions.

If the Fund is notified by the IRS that you are subject to back-up withholding, the Fund will be required to withhold federal taxes at the current federal income tax rate on all taxable distributions payable to you.

In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information is also reported to the IRS. Distributions may also be subject to state and local taxes. A portion of the Fund's ordinary dividends should be eligible for the dividends received deduction by corporations.

The Fund's dividends and distributions are paid on a per share basis. When the dividend and capital gain payments are made, the value of each share will be reduced by the amount of the payment. If you purchase shares shortly before the payment of a dividend or a capital gain distribution, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gain.

The above statements are a general summary of current federal income tax law regarding the Fund. You should consult with your own tax adviser regarding federal, state and local tax consequences of an investment in the Fund.

OTHER SHAREHOLDER SERVICES

The following reports will be sent to you as a shareholder:

Account Confirmation      -  Sent to you each time you buy or sell Fund shares.
Statements                   Statement will confirm the trade date and amount of your
                             transaction.
                          -  Semi-annual and annual confirmation statements will also be sent to you detailing the income dividend and capital
                             gain distributions made by the Fund. In addition, the
                             market value of your account at the close of the period
                             will also appear on this statement.

Fund Financial Reports    -  Quarterly and Annual Reports will be mailed to you at the end of February, May, August and November. Included in
                             these reports is the performance of the Fund, a report
                             from the Fund adviser, as well as a listing of the Fund's
                             holdings and other financial statements.
                          -  Note: To reduce Fund expenses, the Fund attempts to send only one copy of a financial report to each shareholder
                             with multiple accounts in the Fund.

Tax Statements            -  Generally mailed to you in January.
                          -  Will report to you
                             -  the previous year's total dividend and capital gain
                                distributions (1099-DIV),
                             -  proceeds from the sale of shares (1099-B), if any, and
                             -  distributions from IRAs or other retirement accounts
                                (1099-R).

Average Cost Statements   -  Mailed to you by February 15, 2005 if:
                             -  you redeemed shares from a non IRA account in 2004,
                             -  you received a 1099-B, and
                             -  you opened your account after January 1, 1996.
                          -  The statement will show all redemptions reportable for
                             the current tax year and the average cost per share. The
                             purpose of this statement is to provide you with
                             information for the preparation of your tax return. This
                             information is not reported to the IRS and you do not
                             have to use it. You may calculate the cost basis using
                             other methods acceptable to the IRS.
                          -  There are certain situations, such as a change of
                             registration or transfer of shares, that may prevent you
                             from receiving a cost basis statement. If you have any
                             questions about your tax cost basis, please contact U.S.
                             Bancorp Fund Services, LLC at 1-800-304-7404.

The following services are available to you as a shareholder:

Reinvestment Plan         -  Dividend and capital gain distributions may be reinvested as additional shares of the Fund.

Automated Telephone       -  Fund and shareholder account information is available 24
Services                     hours per day, seven days a week.
                          -  You may obtain share prices and price changes for the Fund, your account balance and last two transactions, dividend
                             distribution information and duplicate account statement.
                          -  To use this service, you must first establish a Personal
                             Identification Number (PIN) of your own choosing via the
                             automated telephone service before accessing your account
                             information.

Fund Website:             -  The following information is available on the web site:
www.mairsandpower.com        -  An overview of Mairs and Power, Inc.
                             -  Investment style of Mairs and Power Funds
                             -  Fund managers and directors
                             -  Daily Fund prices
                             -  Fund information
                             -  Fund facts
                             -  Distribution and tax information
                             -  Fund prospectus and reports
                             -  Fund forms and applications
                             -  Contact information

Automatic Investment      -  You may make regular monthly or quarterly investments of
Plan (AIP)                   $100 or more through automatic deductions from your bank
                             account. Please note that if your bank account balance
                             falls below your AIP designated amount, a $25 fee will be
                             charged to your account.
                          -  This option is available for taxable as well as
                             non-taxable (IRA) accounts. To be eligible for using the
                             AIP for an IRA account, you must have earned income.
                             Purchases made in this manner will be applied as current
                             year purchases. To avoid excess contributions into an
                             IRA, please call the Fund at least four days in advance
                             to stop the AIP.
                          -  To request an Automatic Investment Plan form, please
                             write or call the Fund at 1-800-304-7404, or download an
                             AIP form from the Mairs and Power Funds' website.

Systematic Withdrawal     -  If you own $10,000 or more of our Fund's shares, you may
Plan (SWP)                   arrange to have monthly or quarterly withdrawals of cash
                             by sending a systematic withdrawal request to the Fund.
                             Shares are redeemed from your account to meet the
                             designated payments. You may terminate the withdrawal
                             plan at any time by writing to the Fund.
                          -  To request a Systematic Withdrawal Plan form, please
                             write or call the Fund at 1-800-304-7404, or download an
                             AIP form from the Mairs and Power Funds' website.

CONDENSED FINANCIAL INFORMATION

The following table shows certain important financial information which may help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share outstanding throughout the period. The total investment returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Ernst & Young LLP, independent auditors. The financial statements and auditors' report may be found in the Fund's most recent annual report, which you may obtain, without charge, by writing to or calling the Fund at the number listed on the front of this Prospectus.

                                 FINANCIAL HIGHLIGHTS

                (SELECTED PER SHARE DATA AND RATIOS - FOR EACH SHARE OF
                   CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    YEAR ENDED DECEMBER 31
                                               2003           2002           2001           2000           1999
                                            -----------------------------------------------------------------------
PER SHARE (1)
Net asset value, beginning of year          $     49.26    $     54.36    $     53.41    $     46.46    $     46.34
Investment operations:
  Net investment income                            0.54           0.45           0.51           0.54           0.43
  Net realized and unrealized
     gains (losses) on investment                 12.40          (4.86)          2.95          11.78           2.90
                                            -----------    -----------    -----------    -----------    -----------
Total from investment operations                  12.94          (4.41)          3.46          12.32           3.33

Less distributions:
  Dividends (from net investment income)          (0.53)         (0.45)         (0.51)         (0.55)         (0.47)
  Distributions (from capital gains)              (0.77)         (0.24)         (2.00)         (4.82)         (2.74)
                                            -----------    -----------    -----------    -----------    -----------
TOTAL DISTRIBUTIONS                               (1.30)         (0.69)         (2.51)         (5.37)         (3.21)
                                            -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                $     60.90    $     49.26    $     54.36    $     53.41    $     46.46
                                            -----------    -----------    -----------    -----------    -----------
TOTAL INVESTMENT RETURN                           26.33%         (8.12)%         6.48%         26.48%          7.16%
                                            -----------    -----------    -----------    -----------    -----------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's omitted)   $ 1,307,763    $   850,302    $   679,027    $   581,668    $   546,836
  Ratio of expenses to average net assets          0.75%          0.78%          0.76%          0.78%          0.79%
  Ratio of net investment income
     to average net assets                         1.05%          0.93%          0.97%          1.06%          0.83%
  Portfolio turnover rate                          2.41%          1.25%          7.91%         15.34%          5.55%

(1) All per share amounts have been adjusted to give effect to a two-for-one stock split which was paid on October 10, 2001.

PRIVACY POLICY

Mairs and Power Funds, in having created a relationship with its shareholders, has established a policy which sets forth the commitment of the Funds to maintain a shareholder's private information in a confidential manner, securing personal and financial data.

In the normal process of doing business with its shareholders, Mairs and Power Funds collects nonpublic personal information about its shareholders. This information is collected from the application or other forms, correspondence or conversations, including but not limited to, account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our shareholders, past or present, to nonaffiliated third parties, such as consultants or accountants, except as authorized by shareholders or required by law. Third parties that perform administrative services on the Funds' behalf, such as our transfer agent and custodian, will receive nonpublic personal information about our shareholders. These entities will use this information only to provide required services for shareholders and are not permitted to share or use this information for any other purpose. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our nonpublic personal information. We would not under any circumstances disclose any information, public or nonpublic, about our present or former shareholders to any third parties for the purpose of marketing.

In the event that shareholders hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how nonpublic personal information would be shared with nonaffiliated third parties.

                             OFFICERS AND DIRECTORS

George A. Mairs, III                           President
Peter G. Robb                             Vice-President
Jon A. Theobald                                Secretary
Lisa J. Hartzell                               Treasurer
William B. Frels                                Director
Norbert J. Conzemius                            Director
Charlton Dietz                                  Director
Charles M. Osborne                              Director
Edward C. Stringer                              Director

                               INVESTMENT ADVISER
                              Mairs and Power, Inc.
                       W1520 First National Bank Building
                              332 Minnesota Street
                            Saint Paul, MN 55101-1363

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                                   Suite 1400
                             220 South Sixth Street
                              Minneapolis, MN 55402


                                 TRANSFER AGENT

    (REGULAR MAIL ADDRESS)
    U.S. Bancorp Fund Services, LLC
    615 East Michigan Street
    P. O. Box 701
    Milwaukee, WI  53201-0701

    (OVERNIGHT OR EXPRESS MAIL ADDRESS)
    U.S. Bancorp Fund Services, LLC
    3rd Floor
    615 East Michigan Street
    Milwaukee, WI  53202

                  SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES
                                 1-800-304-7404

FOR MORE INFORMATION

  The following information on the Fund is available free upon request by contacting the Fund:

  ANNUAL AND QUARTERLY REPORTS
  In the Fund's annual and quarterly reports, you will find the description of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, and list its portfolio holdings.

  STATEMENT OF ADDITIONAL INFORMATION (SAI)
  The SAI provides more details about the Fund and its investment policies and restrictions.

Reports will be sent 1st class mail within 3 business days of receipt of request.

          You can get free copies of reports and the SAI by contacting the Fund at:

          MAIRS AND POWER GROWTH FUND, INC.
          c/o U.S. Bancorp Fund Services LLC
          P. O. Box 701
          Milwaukee, WI  53201-0701

          Telephone: 1-800-304-7404
          Internet:  www.mairsandpower.com

     Additional information:
     - Documents filed by the Fund with the SEC are available on the SEC's Internet EDGAR Database site at http://www.sec.gov, where they are listed under "Mairs and Power Growth Fund, Inc."
     - Information about the Fund, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can also obtain copies by mailing your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102, or by paying a duplicating fee and sending a request by email to: publicinfo@sec.gov. Information about the operation of the Public Reference Room is available by calling the SEC at 1-202-942-8090.

     The Fund's Investment Company Act file number is 811-802

                                 MAIRS AND POWER
                                GROWTH FUND, INC.

                        MAIRS AND POWER GROWTH FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated April 26, 2004

     Mairs and Power Growth Fund, Inc. (the "Fund") is a no-load mutual fund. The objective of the Fund is to provide shareholders with a diversified holding of common stocks which have the potential for above-average long-term appreciation.

     This Statement of Additional Information is not a prospectus, but contains information in addition to what is contained in the Fund's Prospectus. It should be read in conjunction with the Prospectus, dated April 26, 2004, which has been filed with the Securities and Exchange Commission. The Fund's Prospectus and most recent annual financial statement may be obtained, without charge, by writing the Fund or calling our Customer Service Department at 1-800-304-7404, or by visiting our website at www.mairsandpower.com. Certain portions of the Prospectus have been incorporated by reference into this Statement of Additional Information, as noted herein. The address of the Fund is Mairs and Power Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, WI 53201-0701.

                                TABLE OF CONTENTS

                                                                           PAGE
The Fund                                                                     2

Investment Objective and Policies                                            2

Investment Limitations                                                       2

Portfolio Turnover                                                           3

Management of the Fund                                                       4

Certain Transactions                                                         6

Compensation                                                                 7

Code of Ethics                                                               7

Proxy Voting Policies and Procedures                                         7

Control Persons and Principal Holders of Securities                          7

Investment Adviser                                                           8

Transfer Agent, Custodian and Fund Accountant                                9

Independent Accountant                                                       9

Brokerage Allocation and Other Practices                                     9

Purchasing, Redeeming and Pricing Shares                                    10

Taxation                                                                    10

Principal Underwriter                                                       10

Calculation of Performance Data                                             10

Financial Statements                                                        11

THE FUND

     The Fund is an open-ended, diversified management company which was incorporated in Minnesota in 1958. The Fund has authorized capital stock of 25,000,000 shares, $0.01 par value per share. Each share entitles the shareholder to one vote at all meetings of Fund shareholders. Shareholders will participate equally in dividends and capital gains distributions declared by the Fund for each share owned. Fund shares are transferable without restrictions and are redeemable at net asset value. The Fund is not required to hold annual meetings of shareholders until such times as substantial changes are proposed in either the governance or the policies of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

     As discussed in "Investment Objective and Policies" in the Fund's Prospectus, the objective of the Fund is to provide shareholders with a diversified holding of common stocks which have the potential for above-average long-term appreciation.

INVESTMENT LIMITATIONS

     The Fund is subject to the following restrictions which may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. The vote of a majority of the outstanding shares means the vote, at an annual or a special meeting of the shareholders representing (a) 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less.

The Fund may not:

     (1) Purchase securities of any issuer if as a result, (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than U.S. Government obligations), or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities, of the issuer would then be held by the Fund;

     (2) Purchase securities of other investment companies if as a result more than 5% of the Fund's total assets would then be (a) invested in the securities of that investment company, or (b) more than 10% of the Fund's assets would then be invested in securities of all investment companies;

     (3) Concentrate more than 20% of its investments in a particular industry as defined by Standard & Poor's;

     (4) Purchase or sell real estate, real estate investment trusts, or other interests in real estate which are not readily marketable;

     (5)  Write, purchase or sell puts, calls, or combinations thereof;

     (6) Make loans (although it may acquire portions of an issuer's publicly distributed securities);

     (7)  Purchase securities on margin or sell short;

     (8) Borrow money, except that the Fund may borrow from banks up to 5% of its total assets to pay capital gain distributions, to pay income dividends, or to relieve an extraordinary or emergency situation, but not for investment purposes;

     (9) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund;

     (10) Participate on a joint or a joint and several basis in any trading account in securities;

     (11) Invest in companies for the purpose of exercising control of management;

     (12) Act as an underwriter of securities of other issuers;

     (13) Purchase or retain the securities of any issuer if officers and directors of the Fund or its investment adviser who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (14) Purchase or sell commodities or commodity contracts in the ordinary course of its business; or

     (15) Purchase or sell "restricted securities" in such a way as to become an "underwriter" within the meaning of that term as used in the Securities Act of 1933.

PORTFOLIO TURNOVER

     The annual portfolio turnover rate for the Fund was 2.41% for the year ended December 31, 2003 and 1.25% for the year ended December 31, 2002. The Fund has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when in the opinion of the investment adviser, Mairs and Power, Inc., investment considerations warrant such action. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund's portfolio during the year.

MANAGEMENT OF THE FUND

     The officers and directors of the Fund and their principal occupations for the last five years are set forth below.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                              FUND            OTHER
                     POSITION(S) WITH FUND                                                    COMPLEX         DIRECTORSHIPS
NAME, AGE AND        AND LENGTH OF TIME                                                       OVERSEEN BY     HELD BY
ADDRESS (1)          SERVED (2)              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS   DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
                                    INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS
George A. Mairs,     President since 1980    -  Chairman of the Board of the Investment            N/A            None
III (75)                                        Adviser (2002 to present).

Peter G. Robb (55)   Vice President since    -  Vice President and Secretary of the                N/A            None
                     1994                       Investment Adviser.

Jon A. Theobald      Secretary since 2003    -  Executive Vice President and Chief                 N/A            None
(58)                                            Administrative Officer of the Investment
                                                Adviser (2002 to present);
                                             -  Senior Vice President, U.S. Trust Company
                                                (2001 - 2002);
                                             -  Executive Vice President, Resource Trust
                                                Company (1996 to 2001)

Lisa J. Hartzell     Treasurer since 1996    -  Manager of Mutual Fund Services of the             N/A            None
(59)                                            Investment Adviser.

                                                  DISINTERESTED DIRECTORS

Charlton Dietz       Director since 1997     -  Retired Senior Vice President, Legal                2             None
(72)                                            Affairs and General Counsel, 3M.
30 7th St E
Ste 3050
St. Paul, MN
55101

Norbert J.           Director since 2000     -  Retired Chief Executive Officer, Road               2             None
Conzemius (62)                                  Rescue Incorporated.

Charles M. Osborne   Director since 2001     -  Chief Financial Officer (2000 to present),          2             None
(50)                                            Vice President (2003 to present),,
                                                University of Minnesota Foundation .
                                             -  Vice President and General Manager, MN
                                                (1999), Vice President Corporate Human
                                                Resources, IA (2000), McLeod USA/Ovation
                                                Communications.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                              FUND            OTHER
                     POSITION(S) WITH FUND                                                    COMPLEX         DIRECTORSHIPS
NAME, AGE AND        AND LENGTH OF TIME                                                       OVERSEEN BY     HELD BY
ADDRESS (1)          SERVED (2)              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS   DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
                                    INTERESTED DIRECTORS WHO ARE NOT PRINCIPAL OFFICERS
William B. Frels     Director since 1992     -  President of the Investment Adviser (2002           2             None
(63)                                            to present). Treasurer of the Investment
                                                Adviser (1996 to present).
                                             -  Vice President of the Investment Adviser
                                                (1994 to 2002).

Edward C. Stringer   Director since          -  Attorney (2002 to present), Briggs and              2             None
(69)                 2002                       Morgan, P.A.
2200 IDS Center,                             -  Associate Justice, State of Minnesota
80 South 8th Street,                            Supreme Court (1994 - 2002).
Minneapolis,
MN  55401

(1) Unless otherwise indicated, the mailing address for each officer and director is 332 Minnesota Street, Suite W1520, St. Paul, MN 55101-1363.

(2) Each director serves until elected at the next scheduled annual meeting, or until his successor is appointed. Each officer is elected annually.

     All of the above listed persons serve in the same capacities with Mairs and Power Balanced Fund, Inc., an open-end investment company which also retains Mairs and Power, Inc. as its investment adviser, except that Mr. Frels is President of that fund. Directors, officers and portfolio managers of the Mairs and Power Funds are subject to mandatory retirement at age 75.

     The Fund's Board of Directors oversees Fund operations and performs duties required by applicable state and federal law.

     The Fund has an Audit Committee consisting of three directors, Messrs. Conzemius, Dietz and Osborne, none of whom is an "interested person" of the Fund within the meaning of the Investment Company Act. The Fund has a Fair Valuation Committee consisting of two officers, Mr. Mairs and Ms. Hartzell, and Mr. Frels, who is an officer of the Mairs and Power Balanced Fund, all of whom are "interested persons" of the Fund within the meaning of the Investment Company Act. The Fund has a Nominating Committee consisting of three directors, Messrs. Conzemius, Dietz and Osborne, none of whom is an "interested person" of the Fund within the meaning of the Investment Company Act. The Fund does not have any other committees.

     The role of the Audit Committee is to make recommendations to the Board of Directors regarding the selection of auditors, and to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee meets with the independent auditors at least annually to review the results of the examination of the Fund's financial statements and any other matters relating to the Fund.

     The role of the Fair Valuation Committee is to oversee pricing of the Fund and to research and resolve any pricing problems. The Fair Valuation Committee meets on an "as needed" basis. During the fiscal year ended December 31, 2003, the Fair Valuation Committee held two meetings.

     The role of the Nominating Committee is to consider and recommend nominees for directors to the Board to fill vacancies when required. Nominations of directors who are not "interested persons" of the Investment Company must be made and approved by the Nominating Committee. The Nominating Committee meets on an "as needed" basis.

     During the fiscal year ended December 31, 2003, the Board of Directors of the Fund held four meetings and the Audit Committee held two meetings. Each director attended at least 75% of the Board of Directors meetings and, if a member, of the Audit Committee meetings held during the fiscal year ended December 31, 2003.

     The following table provides information about the dollar range of common stock owned beneficially as of December 31, 2003 by each director.

                             DOLLAR RANGE OF        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          EQUITY SECURITIES IN   REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN
     NAME OF DIRECTOR           THE FUND                      FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------
  Norbert J. Conzemius       over $100,000                            over $100,000

  Charlton Dietz             over $100,000                            over $100,000

  William B. Frels           over $100,000                            over $100,000

  Charles M. Osborne         over $100,000                            over $100,000

  Edward C. Stringer         over $100,000                            over $100,000

CERTAIN TRANSACTIONS

     Since January 1, 2002, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any direct or indirect interest, the value of which exceeded $60,000, in: (i) the Fund's investment adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser.

     Since January 1, 2002, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any material interest or relationship, direct or indirect, in any transaction, or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party: (i) the Fund, (ii) an officer of the Fund, (iii) the Mairs and Power Balanced Fund, (iv) an officer of the Mairs and Power Balanced Fund, (v) the Fund's investment adviser, (vi) an officer of the Fund's investment adviser, (vii) a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, or (viii) an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

     Since January 1, 2002, no officer of the Fund's investment adviser or any officer of any person directly or indirectly controlling, controlled by, or under common control with the investment adviser, served on the board of directors of any company where a director of the Fund who is not an interested person of the Fund, or immediate family member of the director, was an officer.

COMPENSATION

     The following table provides information about compensation paid to the Fund's directors for the fiscal year ended December 31, 2003. The Fund does not pay remuneration to its officers or to directors who are officers, directors or employees of the investment adviser.

                                               PENSION OR                           TOTAL COMPENSATION
                             AGGREGATE    RETIREMENT BENEFITS   ESTIMATED ANNUAL      FROM FUND AND
                           COMPENSATION    ACCRUED AS PART OF     BENEFITS UPON    FUND COMPLEX PAID
NAME OF PERSON, POSITION     FROM FUND       FUND EXPENSES         RETIREMENT         TO  DIRECTORS
-----------------------------------------------------------------------------------------------------
Norbert J. Conzemius         $ 26,600             None                None              $ 28,000
Disinterested Director

Charlton Dietz               $ 26,600             None                None              $ 28,000
Disinterested Director

Charles M. Osborne           $ 26,600             None                None              $ 28,000
Disinterested Director

Edward C. Stringer           $ 26,600             None                None              $ 28,000
Interested Director

William B. Frels                 None             None                None                  None
Interested Director,

CODE OF ETHICS

     The Fund and its investment adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes of ethics permit personnel subject to the codes to invest in securities including securities that may be purchased or held by the Fund. However, the code of ethics have been designed to ensure that the interests of the Fund's shareholders come before the interests of the Fund's managers. The codes contain restrictions on personal investing practices.

PROXY VOTING POLICIES AND PROCEDURES

     The Fund has delegated the authority to vote shares held in its investment portfolio to the investment adviser. Accordingly, the investment adviser is responsible for voting proxies for all voting securities held by the Fund. The investment adviser's policy is to vote in accordance with guidelines established by its Investment Committee. A copy of the investment adviser's proxy voting guidelines is attached as Appendix A.

     The proxy voting guidelines are reviewed by the investment adviser's Investment Committee and are subject to change. The Chief Investment Officer is responsible for resolving voting decisions that cannot be readily determined by reference to the proxy voting guidelines. The actual proxy voting records of the Fund will be filed with the SEC and will be available after June 30, 2004.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 1, 2004, the only shareholder holding more than 5% of the Fund's outstanding shares was "National Investor Services Corp. for the Exclusive Benefit of Our Customers" (1,366,515 of shares or 5.86%). As of April 1, 2004, the Fund's officers and directors as a group beneficially owned less than one percent of the Fund's outstanding shares.

INVESTMENT ADVISER

     Mairs and Power, Inc. a Minnesota corporation, is the investment adviser of the Fund. Mairs and Power, Inc. shareholders, along with their percentage ownership positions in Mairs and Power, Inc., are listed below. Mr. Frels is a director of the Fund. Messrs. Mairs and Robb are officers of the Fund. Ownership positions in the "Other" category are owned by other officers and employees of the investment adviser.

                                      PERCENTAGE OF OUTSTANDING SHARES HELD
                   SHAREHOLDER                AS OF APRIL 1, 2004
               --------------------   -------------------------------------
               George A. Mairs, III                   34.3%
               William B. Frels                       33.6%
               Peter G. Robb                          24.4%
               Other                                   7.7%

     Mairs and Power, Inc. has served as an investment advisory firm since 1931 and has furnished continuous investment supervision to the Fund since 1958. Mairs and Power, Inc. currently provides similar services to one other mutual fund, Mairs and Power Balanced Fund, Inc., the net assets of which as of December 31, 2003 were $63,877,606.

     Mairs and Power, Inc. serves as investment adviser to the Fund under the terms of an Investment Advisory Agreement dated March 21, 1972, as amended May 17, 1982. The Investment Advisory Agreement must be approved annually by the Board of Directors of the Fund, including a majority of those directors who are not parties to such contract or "interested persons" of any such party as defined in the Investment Company Act of 1940. The independent directors of the Fund reviewed the level of fees charged by the investment adviser, the level and quality of service provided by the investment adviser, and the expenses incurred by the Fund. After careful review and consideration, the Investment Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the directors who were not parties to such agreement or interested persons of any such party, by casting their votes in person at a meeting called for such purpose. The Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting shares or by the Investment Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act of 1940 and the rules thereunder). Mairs and Power, Inc. conducts investment research and supervises investment accounts for individuals, trusts, pension and profit sharing funds, charitable and educational institutions. It is not a broker and does not sell securities.

     As compensation for its services to the Fund, the investment adviser receives monthly compensation from the Fund . The management fee is computed at an annual rate of 0.60% based upon the Fund's average daily net assets. The ratio of the management fee to average net assets in 2003 was 0.60%; the ratio of total expenses to average net assets was 0.75%.

     Management fees paid by the Fund to Mairs and Power, Inc. amounted to $6,161,035 in 2003, $4,899,017 in 2002 and $3,644,247 in 2001. Under the terms of the Investment Advisory Agreement, the investment adviser agrees to render research, statistical and advisory services to the Fund, pay for office rental, executive salaries and executive expenses and pay all expenses related to the distribution and sale of Fund shares. All other expenses, such as brokerage commissions, fees charged by the Securities and Exchange Commission, custodian and transfer agent fees, legal and auditing fees, directors fees, taxes, premiums on fidelity bonds, supplies, and all other miscellaneous expenses are borne by the Fund.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, P. O. Box 701, Milwaukee, WI 53201-0701 acts as the Fund's transfer agent and dividend disbursing agent. For these services, the Fund paid U.S. Bancorp Fund Services $532,199 in 2003, $484,159 for 2002 and $356,100 for 2001. U.S. Bancorp Fund
Services also serves as fund accountant for the Fund. For these services, the Fund paid U.S. Bancorp Fund Services $106,895 in 2003, $92,701 for 2002 and $76,791 for 2001.

     Custodial services for the Fund are performed by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, pursuant to the terms of a Custodial Agreement reviewed annually by the Board of Directors. As custodian, U.S. Bank, N.A controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Fund. For these services, the Fund paid U.S. Bank, N.A $211,845 in 2003, $164,493 in 2002 and $122,396 in 2001.

INDEPENDENT ACCOUNTANT

     Ernst & Young LLP, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402 is the independent accountant to the Fund, and is subject to annual appointment by the Board of Directors. Ernst & Young LLP conducts an annual audit of the Fund's financial statements and performs tax and accounting advisory services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     Subject to policies established by the Board of Directors of the Fund, the investment adviser is responsible for the Fund's portfolio decisions and the placing of orders to effect the Fund's portfolio transactions. With respect to such transactions, the investment adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the investment adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. The broker-dealers used by the Fund have no affiliation with the Fund, its investment adviser, or any of their officers or directors.

     Investment decisions for the Fund are made independently from those for the Mairs and Power Balanced Fund, Inc., also managed by Mairs and Power, Inc. When these funds are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each fund. In some cases this system may adversely affect the price paid or received by the Fund, or the size of the position obtainable for the Fund.

     Decisions with respect to allocations of portfolio brokerage will be made by the investment adviser. Portfolio transactions are normally placed with broker-dealers which provide the Fund's investment adviser with research and statistical assistance. Recognizing the value of these factors, the Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction, even though the research services furnished by brokers through whom the Fund effects securities transactions may benefit other clients of Mairs and Power, Inc.

     For the year 2003, the Fund paid $510,301 in brokerage fees on purchase and sale of portfolio securities. All of this amount was paid to brokers or dealers who supplied research services to the investment adviser. Total brokerage fees for 2002 and 2001 amounted to $547,055 and $311,004 , respectively.

PURCHASING, REDEEMING AND PRICING SHARES

     The purchase, redemption and pricing of the Fund's shares are subject to the procedures described in "Purchasing Shares", "Redeeming Shares" and "Determining Net Asset Value Per Share" in the Fund's Prospectus, which is incorporated herein by reference.

TAXATION

     The Fund intends to comply, as it did in 2003, with the special provisions of Subchapter M of the Internal Revenue Code that relieves it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and less than 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

PRINCIPAL UNDERWRITER

     The Fund is the sole distributor of its mutual fund shares.

CALCULATION OF PERFORMANCE DATA

     The Fund may publish its total return information from time to time. Quotations of the Fund's average annual total rate of return, the Fund's average annual total return (after taxes on distributions), and the Fund's average annual total return (after taxes on distributions and redemptions), will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years. The after-tax performance is calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The calculation applies the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gain distributions, and the long-term capital gain rate for long-term capital gain distributions. Performance data will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and capital gains distributions are reinvested when paid.

     Performance information reflects only the performance of a hypothetical investment in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future. Performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in its expenses and amount of assets.

                          AVERAGE ANNUAL TOTAL RETURNS
                      (FOR PERIODS ENDED DECEMBER 31, 2003)

The table shows how the Fund's average annual returns before and after taxes for one, five and ten years compare to those of the S & P 500.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

    MAIRS AND POWER GROWTH FUND
    For the periods ended December 31, 2003

                                                                      1 YEAR   5 YEARS   10 YEARS
                                                                      ------   -------   --------
    Return before taxes                                               +26.33%   +10.87%    +16.73%

    Return after taxes on distributions
    (assumes you hold the fund shares at the end of the period;
     no taxable gain or loss on investment)                           +25.92%    +9.67%    +15.54%

    Return after taxes on distributions and sale of Fund
    shares (assumes shares purchased at beginning and sold
    at the end of the period)                                         +17.63%    +8.93%    +14.51%

    S & P 500 (1)
    (reflects no deduction for fees, expenses or taxes)               +28.69%    -0.57%    +11.07%

    (1) The S & P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, broadbased unmanaged index of U.S. common stock prices.

FINANCIAL STATEMENTS

     The Fund's financial statements, including a listing of portfolio securities as of December 31, 2003, are included in the Fund's Annual Report to Shareholders for the year ended December 31, 2003 and are incorporated herein by reference. The financial statements have been audited by Ernst & Young LLP, independent auditors, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402, as set forth in their report appearing in the Annual Report and incorporated herein by reference. Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Fund.

                                                                      Appendix A

                              MAIRS AND POWER FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

                               Effective 07/01/03

A. Mairs and Power has adopted and implemented these proxy voting guidelines having in mind our overriding goal of ensuring that all proxies are voted in the best interest of the Fund and its Shareholders.

B. The person at Mairs and Power responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted in a timely manner is Mr. Ronald Kaliebe, Vice President. Whenever Mr. Kaliebe identifies proposals which are controversial or non-routine in nature, such proposals will be reviewed on a case-by-case basis and he will enlist the guidance of the full Mairs and Power Investment Committee, which includes Mr. George A. Mairs, III, Mr. William B. Frels, Mr. Peter G. Robb, Mr. John
     K. Butler and Mr. Jon A. Theobald, in addition to Mr. Kaliebe.

C. As a general rule, it is the policy of Mairs and Power to vote in favor of management on all proxy statement proposals considered to be non-controversial and routine in nature. In this regard, the following types of proposals are generally considered to be in this category:

     1.   Election of directors and related compensation issues.

     2.   Appointment of independent auditors.

     3. New employee incentive plans or amendments to existing incentive plans involving the issuance of new common shares representing less than 10% of the then number of common shares outstanding.

     4. Stock splits and/or dividends and requests to increase the number of authorized but unissued common shares outstanding.

     5. A variety of proposals involving such issues as charitable contributions, cumulative voting, employment, political activities, etc. all of which are deemed to be a prerogative of management.

D. Proposals considered to be controversial and/or non-routine in nature will require special case by case consideration by the Mairs and Power Investment Committee in order to determine the voting decision which will be in the best interest of the Fund and its Shareholders. Examples of such proposals would include the following:

     1.   Amendments to the articles of incorporation and corporate by-laws.

     2.   Acquisition or merger related proposals.

     3. Any proposal related to a change in control be it friendly or unfriendly or any proposal designed to prevent or discourage unfriendly takeovers (i.e. poison pill proposals).

     4. New incentive plans or amendments to existing incentive plans that would have the potential to increase the number of the then outstanding common shares by 10% or more.

     5. All other controversial or non-routine proposals not specifically mentioned above.

E. Conflicts of interest - It is the responsibility of Mr. Kaliebe, in consultation with the full Mairs and Power Investment Committee, to identify and determine the materiality of any potential conflicts between the interests of Mairs and Power and those of the Fund and its Shareholders. Due to the size and nature of Mairs and Power's business, it is anticipated that material conflicts of interest will rarely occur. Whenever a material conflict of interest does exist, it will be addressed in one of the following ways:

     1. The proxy will be voted according to the predetermined voting policy set forth hereinabove, provided that the proposal at issue is not one which the policy requires to be considered on a case-by-case basis, and provided further that exercising the predetermined policy may not result in a vote in favor of management of a Company where the conflict involved is the fact that Mairs and Power does business with the Company.

     2. In conflict situations which cannot be addressed using the predetermined voting policy, guidance will be sought from the Fund's Board of Directors. The proxy will be voted as directed by the Fund's Board of Directors following full disclosure of the conflict and a determination as to what vote will be in the best interest of the Fund and its Shareholders.

F. Mairs and Power will make its proxy voting record for the Mairs and Power Funds available to Fund shareholders on its website beginning with the twelve month period ending June 30, 2004 and annually thereafter. The proxy voting information, which will mirror what is required to be filed with the SEC via Form N-PX, will be made available on the Mairs and Power website as soon as is reasonably practicable after filing Form N-PX with the SEC.

PART C.   OTHER INFORMATION

Item 23.  Exhibits

          (a) Amended and Restated Articles of Incorporation, dated April 8, 1991. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

          (a)(1) Articles of Amendment to Amended and Restated Articles of Incorporation Article VI, dated June 8, 1998. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

          (b) Amended and Restated By-laws. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

          (c)     None.

          (d) Agreement for Investment Counsel Service, dated March 21, 1972 as amended by Amendment to Agreement for Investment Counsel Service, dated May 17, 1982. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

          (e)     None.

          (f)     None.

          (g) Custodian Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

          (h) Transfer Agent Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. . Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 55, filed on April 26, 2002.

          (h)(1) Fund Accounting Servicing Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. . Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 55, filed on April 26, 2002.

          (h)(2) Blue Sky Compliance Servicing Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. . Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 55, filed on April 26, 2002.

          (i)     None.

          (j)     Consent of Independent Auditors, filed herewith.

          (k)     None.

          (l)     None.

          (m)     None.

          (n)     None.

          (o)     None.

          (p) Code of Ethics. Mairs and Power Growth Fund, Inc. Code of Ethics dated April 14, 2000. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 53, filed on April 26, 2000.

          (p)(1) Code of Ethics. Mairs and Power, Inc. dated March 18, 2002. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-14290, Post-Effective Amendment No. 55, filed on April 26, 2002.

Item 24.  Persons Controlled By or Under Common Control with Registrant

          None

Item 25.  Indemnification

          The Fund's Amended and Restated Articles of Incorporation state that a director of the corporation shall have no personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the full extent such immunity is permitted from time to time under the Minnesota Business Corporation Act, as now enacted or hereafter amended, except as prohibited by the Investment Company Act of 1940, as amended.

          Section 302A.521 of the Minnesota Business Corporation Act provides that a Minnesota corporation shall indemnify any director, officer or employee of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official capacity of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding, provided that certain statutory standards are met. "Proceeding" means a threatened, pending or completed civil, criminal, administrative, arbitration or investigative proceeding, including one by or in the right of the corporation. Indemnification is required under Section 302A.521 only if the person (i) has not been indemnified by any other organization with respect to the same acts or omissions,
          (ii) acted in good faith, (iii) received no improper personal benefit,
          (iv) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and (v) reasonably believed that the conduct was in the best interest of the corporation.

Item 26.  Business and Other Connections of Investment Adviser

          None.

Item 27.  Principal Underwriters

          None.

Item 28.  Location of Accounts and Records

                             Custodian:  U.S. Bank, N.A.
                                         425 Walnut Street
                                         Cincinnati, Ohio  45202

   Transfer Agent: Overnight Deliveries  U.S. Bancorp Mutual Fund Services, LLC
                                         3rd Floor, 615 East Michigan Street
                                         Milwaukee, Wisconsin 53202

        Transfer Agent: Mailing Address  U.S. Bancorp Mutual Fund Services, LLC
                                         615 East Michigan Street
                                         P. O. Box 701
                                         Milwaukee, Wisconsin 53201-0701

                    Investment Adviser:  Mairs and Power, Inc.
                                         W1520 First National Bank Building
                                         332 Minnesota Street
                                         Saint Paul, Minnesota 55101

Item 29.  Management Services

          None.

Item 30.  Undertakings

          Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul, and State of Minnesota on the 26th day of April, 2004.

                                  MAIRS AND POWER GROWTH FUND, INC.

                                  /s/ George A. Mairs, III
                                  ----------------------------------------------
                                  George A. Mairs, III, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ George A. Mairs, III
-------------------------  President
George A. Mairs, III       (Principal Executive Officer)    April 26, 2004

/s/ Peter G. Robb
-------------------------
Peter G. Robb              Vice President                   April 26, 2004

/s/ Lisa J. Hartzell
-------------------------  Treasurer
Lisa J. Hartzell           (Principal Financial and
                           Accounting Officer)              April 26, 2004

/s/ Jon A. Theobald
-------------------------
Jon A. Theobald            Secretary                        April 26, 2004

/s/ William B. Frels
-------------------------
William B. Frels           Director                         April 26, 2004

/s/ Norbert J. Conzemius
-------------------------
Norbert J. Conzemius       Director                         April 26, 2004

/s/ Charlton Dietz
-------------------------
Charlton Dietz             Director                         April 26, 2004

/s/ Charles M. Osborne
-------------------------
Charles M. Osborne         Director                         April 26, 2004

/s/ Edward C. Stringer
-------------------------
Edward C. Stringer         Director                         April 26, 2004

                                  EXHIBIT INDEX

ITEM      DESCRIPTION
----      -----------
(a)       Not filed herewith.

(a)(1)    Not filed herewith.

(b)       Not filed herewith.

(c)       Not filed herewith.

(d)       Not filed herewith.

(e)       Not filed herewith.

(f)       Not filed herewith.

(g)       Not filed herewith.

(h)       Not filed herewith.

(h)(1)    Not filed herewith.

(h)(2)    Not filed herewith.

(i)       Not filed herewith.

(j)       Consent of Independent Auditors.

(k)       Not filed herewith.

(l)       Not filed herewith.

(m)       Not filed herewith.

(n)       Not filed herewith.

(o)       Not filed herewith.

(p)       Not filed herewith.

(p)(1)    Not filed herewith.